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                                                                    Exhibit 23.B


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


We hereby consent to the incorporation by reference to our reserve reports dated as of December 31, 2002, 2001, and 2000, each of which is included in the Annual Report on Form 10-K of El Paso Energy Partners, L.P. for the year ended December 31, 2002.

                                        NETHERLAND, SEWELL & ASSOCIATES, INC.

                                        By: /s/ FREDERIC D. SEWELL
                                           -------------------------------------
                                            Frederic D. Sewell
                                            Chairman and Chief Executive Officer

Dallas, Texas
March 27, 2003